UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2021

Skyworks Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware		001-05560	04-2302115
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

5260 California Avenue	Irvine	California	92617

(Address of principal executive offices)			(Zip Code)

(949)	231-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	SWKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Term Credit Agreement

On May 21, 2021, Skyworks Solutions, Inc., a Delaware corporation (the “Company”), as a borrower, entered into a term credit agreement with various financial institutions, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent (the “Term Credit Agreement”), providing for a $1.0 billion term loan facility (the “Term Loan”). The proceeds of the Term Loan are expected to be used to finance a portion of the purchase price for the previously announced acquisition (“Acquisition”) of certain assets, rights, and properties comprising the infrastructure and automotive business of Silicon Laboratories Inc. (“Silicon Labs”) pursuant to an Asset Purchase Agreement, dated as of April 22, 2021 (the “Purchase Agreement”), by and between Silicon Labs and the Company, and to pay fees and expenses incurred in connection therewith.

The Term Loan matures on the third anniversary of its funding date, which is expected to be the closing date of the Acquisition, and all amounts then-outstanding under the Term Loan, together with accrued and unpaid interest thereon, are repayable at maturity.

The Term Loan bears interest from time to time at either the Alternate Base Rate (“ABR”) or the Adjusted LIBO Rate, as defined in and calculated under and as in effect from time to time under the Term Credit Agreement, plus the Applicable Rate, as defined in the Term Credit Agreement. The Applicable Rate is determined based on the debt rating of the Company. ABR borrowings are payable quarterly in arrears and Eurocurrency borrowings are payable at the end of the relevant interest period therefor, but in no event less frequently than every three months. There is no premium or penalty for prepayment of ABR borrowings or Eurocurrency borrowings.

The Term Loan will not initially be guaranteed by any of the Company’s subsidiaries.

The Term Credit Agreement contains customary representations and warranties and covenants, including restrictions on the incurrence of indebtedness by non-guarantor subsidiaries and the creation of liens, and a financial covenant consisting of a limitation on leverage. The Term Credit Agreement also contains customary events of default, which include failure to make required payments of principal and interest, breaches of representations and warranties, changes of control or failures to pay money judgments and certain defaults in respect of specified material indebtedness, upon the occurrence of which, among other remedies, the lenders may accelerate the maturity of the indebtedness and other obligations under the Term Credit Agreement.

Certain of the lenders under the Term Credit Agreement are also lenders under the Company’s Revolving Credit Agreement (defined below). The Company and its subsidiaries also maintain other banking relationships with a number of such lenders.

Revolving Credit Agreement

On May 21, 2021, the Company entered into a revolving credit agreement with various financial institutions, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent (the “Revolving Credit Agreement”), providing for a $750 million revolving credit facility (the “Revolver”). The proceeds of the Revolver will be used for general corporate purposes and working capital needs of the Company and its subsidiaries.

The Company may at any time and from time to time request the designation of any wholly owned subsidiary as a Borrowing Subsidiary, as defined in the Revolving Credit Agreement. Drawings under the Revolver could be made by the Company or any Borrowing Subsidiary, and the Company will guarantee payment of any amounts borrowed by any Borrowing Subsidiary. Borrowings under the Revolver will not initially be guaranteed by any of the Company’s subsidiaries.

The Revolver provides for revolving credit borrowings and letters of credit, with sublimits for letters of credit. The Revolver may be increased in specified circumstances by up to $250 million at the discretion of the lenders. The Revolver matures on the fifth anniversary of its availability date, which is expected to be the closing date of the Acquisition, and all unpaid borrowings, together with accrued and unpaid interest thereon, are repayable at maturity.

The Revolver bears interest from time to time at either the ABR or the Adjusted LIBO Rate, as defined in and calculated under and as in effect from time to time under the Revolving Credit Agreement, plus the Applicable Rate, as defined in the Revolving Credit Agreement. The Applicable Rate is determined based on the debt rating of the Company. ABR borrowings are payable quarterly in arrears and Eurocurrency borrowings are payable at the end of the relevant interest period therefor, but in no event less frequently than every three months. There is no premium or penalty for prepayment of ABR borrowings or Eurocurrency borrowings.

The Revolving Credit Agreement contains customary representations and warranties and covenants, including restrictions on the incurrence of indebtedness by non-guarantor subsidiaries and the creation of liens, and a financial covenant consisting of a limitation on leverage. The Revolving Credit Agreement also contains customary events of default, which include failure to make required payments of principal and interest, breaches of representations and warranties, changes of control or failures to pay money judgments and certain defaults in respect of specified material indebtedness, upon the occurrence of which, among other remedies, the lenders may accelerate the maturity of the indebtedness and other obligations under the Revolving Credit Agreement.

Certain of the lenders under the Revolving Credit Agreement are also lenders under the Company’s Term Credit Agreement. The Company and its subsidiaries also maintain other banking relationships with a number of such lenders.

The above summaries of the Term Credit Agreement and Revolving Credit Agreement do not purport to be complete discussions of those agreements or related documents and are qualified in their entirety by reference to the full text of the Term Credit Agreement and Revolving Credit Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Senior Notes

On May 12, 2021, the Company agreed to sell $500,000,000 0.900% Senior Notes due 2023 (the “2023 Notes”), $500,000,000 1.800% Senior Notes due 2026 (the “2026 Notes”), and $500,000,000 3.000% Senior Notes due 2031 (the “2031 Notes” and, together with the 2023 Notes and the 2026 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated May 12, 2021 (the “Underwriting Agreement”), by and among the Company and J.P. Morgan Securities LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein. The offering of the Notes was registered under the Securities Act of 1933 pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-255945). A prospectus supplement, dated May 12, 2021, relating to the offering and sale of the Notes was filed with the Securities and Exchange Commission on May 14, 2021.

The terms of the Notes will be governed by an Indenture, dated as of May 26, 2021 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of May 26, 2021 (the “First Supplemental Indenture”), relating to the 2023 Notes, a Second Supplemental Indenture, dated as of May 26, 2021 (the “Second Supplemental Indenture”), relating to the 2026 Notes, and a Third Supplemental Indenture, dated as of May 26, 2021 (the “Third Supplemental Indenture” and, collectively with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), relating to the 2031 Notes, in each case by and between the Company and U.S. Bank National Association, as trustee. The Indenture contains customary covenants that, among other things, limit the ability of the Company, with certain exceptions, to incur debt secured by liens, engage in sale and leaseback transactions and enter into certain consolidations, mergers and transfers of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole.

The Company may redeem all or a portion of the 2023 Notes at any time after June 1, 2022, and all or a portion of the 2026 Notes and the 2031 Notes at any time and from time to time prior to maturity, in whole or in part, for cash at the applicable redemption prices set forth in the respective supplemental indenture. If the Company undergoes a change of control repurchase event, as defined in the Indenture, holders may require the Company to repurchase the Notes in whole or in part for cash at a price equal to 101% of the principal amount of the Notes to be purchased, plus any accrued and unpaid interest to, but not including, the repurchase date.

In addition, if the (i) the consummation of the Acquisition does not occur prior to 5:00 p.m., New York City time, on October 29, 2021, (ii) the Company notifies the trustee and the holders of the 2023 Notes that it will not pursue the consummation of the Acquisition or (iii) the Purchase Agreement has been terminated without the consummation of the Acquisition, the 2023 Notes will be subject to a special mandatory redemption upon the terms and at the redemption price set forth in the First Supplemental Indenture. The 2026 Notes and the 2031 Notes will not be subject to any special mandatory redemption if the Acquisition is not completed.

The Indenture contains customary events of default, including failure to make required payments of principal and interest, certain events of bankruptcy and insolvency and default in the performance or breach of any covenant or warranty contained in the Indenture or the Notes.

The 2023 Notes will bear interest from and including May 26, 2021 at the rate of 0.900% per annum. The 2026 Notes will bear interest from and including May 26, 2021 at the rate of 1.800% per annum. The 2031 Notes will bear interest from and including May 26, 2021 at the rate of 3.000% per annum.

The Notes will be senior unsecured obligations of the Company and rank equally in right of payment with all of its existing and future senior unsecured debt, but effectively junior to any of the Company’s senior secured debt to the extent of the value of collateral securing such debt, and are structurally subordinated to all existing and future obligations of the Company’s subsidiaries.

The above summaries of the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture do not purport to be complete discussions of those agreements or related documents and are qualified in their entirety by reference to the full text of those agreements, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 8.01	Other Events.

In connection with the completion of the public offer and sale of the Notes, the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-255945):

1.	Underwriting Agreement, dated as of May 12, 2021, by and among the Company and J.P. Morgan Securities LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

2.	Indenture, dated as of May 26, 2021, by and between the Company and U.S. Bank National Association, as trustee.

3.	First Supplemental Indenture, dated as of May 26, 2021, by and between the Company and U.S. Bank National Association, as trustee, relating to the 0.900% Senior Notes due 2023.

4.	Second Supplemental Indenture, dated as of May 26, 2021, by and between the Company and U.S. Bank National Association, as trustee, relating to the 1.800% Senior Notes due 2026.

5.	Third Supplemental Indenture, dated as of May 26, 2021, by and between the Company and U.S. Bank National Association, as trustee, relating to the 3.000% Senior Notes due 2031.

6.	Form of 0.900% Senior Note due 2023.

7.	Form of 1.800% Senior Note due 2026.

8.	Form of 3.000% Senior Note due 2031.

9.	Opinion of Jones Day.

10.	Consent of Jones Day.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of May 12, 2021, by and among the Company and J.P. Morgan Securities LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on May 17, 2021)

4.1	Indenture, dated as of May 26, 2021, by and between the Company and U.S. Bank National Association

4.2	First Supplemental Indenture, dated as of May 26, 2021, by and between the Company and U.S. Bank National Association

4.3	Second Supplemental Indenture, dated as of May 26, 2021, by and between the Company and U.S. Bank National Association

4.4	Third Supplemental Indenture, dated as of May 26, 2021, by and between the Company and U.S. Bank National Association

4.5	Form of 0.900% Senior Note due 2023 (included in Exhibit 4.2)

4.6	Form of 1.800% Senior Note due 2026 (included in Exhibit 4.3)

4.7	Form of 3.000% Senior Note due 2031 (included in Exhibit 4.4)

5.1	Opinion of Jones Day

10.1*	Term Credit Agreement, dated as of May 21, 2021, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent

10.2*	Revolving Credit Agreement, dated as of May 21, 2021, among the Company, the Borrowing Subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent

23.1	Consent of Jones Day (included in Exhibit 5.1)

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

May 26, 2021	By:	/s/ Robert J. Terry
	Name:	Robert J. Terry
	Title:	Senior Vice President, General Counsel and Secretary